EXHIBIT 2.2

AGREEMENT

     Medicus Systems Corporation (the "Company") hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted exhibit to the Agreement and Plan of Reorganization dated as of November 9, 1997 by and among Medicus Systems Corporation and QuadraMed Corporation. MEDICUS SYSTEMS CORPORATION


By:      /s/ Patrick C. Sommers
         ----------------------
         /s/ Patrick C. Sommers
         President and
         Chief Executive Officer
Dated:   November 9, 1997